UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2019

Alcentra Capital Corporation

(Exact name of Registrant as specified in its charter)

Maryland	1-36447	46-2961489
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 7th Floor New York, NY 10166
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 922-8240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ABDC	The NASDAQ Global Select Market

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 12, 2019, Alcentra Capital Corporation (the “Company”) entered into a definitive merger agreement (the “Merger Agreement”) with Crescent Capital BDC, Inc., a Delaware corporation (“Crescent BDC”), one of its wholly-owned owned subsidiaries (the “Acquisition Sub”) and, solely for limited purposes, Crescent BDC’s investment adviser, CBDC Advisors, LLC (“CBDC Advisors”), pursuant to which Crescent BDC will acquire all of the outstanding shares of the Company in a stock and cash transaction. Pursuant to the Merger Agreement, Acquisition Sub will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Crescent BDC (the “First Merger”). Immediately thereafter and as a single integrated transaction, the Company will merge with and into Crescent BDC, with Crescent BDC surviving the merger (the “Second Merger” and, together with the First Merger, the “Mergers”). The Committee of Independent Directors of the Company’s board of directors (the “Company Board”), the Company Board and the board of directors of Crescent BDC, including all of the respective independent directors, have unanimously approved the Merger Agreement and the transactions contemplated therein.

Upon completion of the Mergers, the Company’s stockholders will have the right to receive the following in exchange for each share of Company common stock outstanding immediately prior to the effective time of the First Merger, in accordance with the Merger Agreement: (1) $3.1784 in cash (“Cash Consideration”) to be paid by a combination of Crescent BDC and CBDC Advisors (subject to certain adjustments pursuant to the Merger Agreement), and (2) stock consideration at the fixed exchange ratio of 0.4041 shares of Crescent BDC common stock, par value $0.001 per share (the “Exchange Ratio”). The Exchange Ratio was fixed on the date of the Merger Agreement and is not subject to adjustment based on changes in the trading price of the Company’s common stock before the closing of the Mergers. Based on the number of Company shares outstanding on the date of the Merger Agreement, the above would result in approximately 5.2 million shares of Crescent BDC common stock being exchanged for approximately 12.9 million outstanding shares of Company common stock, subject to adjustment in certain limited circumstances. As part of the aggregate consideration, CBDC Advisors will provide $21.6 million, or $1.6761 per share, of the Cash Consideration to be paid to the Company’s stockholders at closing. Any final tax dividend that the Company must pay in connection with the closing of the transaction to comply with applicable tax requirements that is in excess of the Company’s regular quarterly dividends will reduce the portion of the Cash Consideration to be paid by Crescent BDC on a dollar-for-dollar basis.

Prior to the transaction, Crescent BDC will convert from a Delaware corporation to a Maryland corporation, and as a result, the combined company will be incorporated in Maryland. As part of the conversion process, Crescent BDC will adopt a new charter that will, among other things, generally restrict all Crescent BDC stockholders (other than those Company stockholders receiving Crescent BDC shares in connection with the Mergers) from trading their respective shares for at least six months following the closing of the transaction, subject to a modified lock-up schedule thereafter (lock-up restrictions on 50% of the affected Crescent BDC stockholders’ shares will lapse after nine months, and lock-up restrictions on the remaining shares will lapse after 12 months).

Crescent BDC will apply for listing on the NASDAQ under the ticker “CCAP” in connection with the closing of the Mergers. All of Crescent BDC’s officers and directors in office immediately prior to the closing will remain in their current roles after the closing of the Mergers.

Consummation of the Mergers is subject to certain conditions, including, among others, the approvals of the Company’s and Crescent BDC’s stockholders, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions. While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, the Company expects that the Mergers and other transactions contemplated by the Merger Agreement will be completed as early as the fourth quarter of 2019.

During the period prior to the closing of the Mergers, the Company has agreed to, and will cause its subsidiaries, its investment adviser, Alcentra NY, LLC, and the Company’s controlled representatives, and will instruct and use commercially reasonable efforts to cause its non-controlled representatives, to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any Competing Proposal (as defined in the Merger Agreement) or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal, and not to initiate, solicit or knowingly encourage the making of any Competing Proposal or engage in negotiations or substantive discussions with, or furnish any nonpublic information to, or enter into any agreement, arrangement or understanding with, any third party relating to a Competing Proposal or any inquiry. However, the Company is permitted under the Merger Agreement to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to the Company or any of its subsidiaries solely for the purpose of allowing such third party to submit a Competing Proposal.

If the Company receives a Competing Proposal from a third party, and the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel that the inquiry or Competing Proposal (1) either constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) and (2) failure to consider such proposal would reasonably be expected to be inconsistent with the duties of the Company’s directors under applicable law, then the Company may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. The Company may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to certain procedural requirements and the payment to Crescent BDC of a $4,281,720 termination fee. The Merger Agreement also contains certain other termination rights, including among others, in favor of Crescent BDC if the requisite approval of the Company’s stockholders is not obtained and in favor of each of the Company and Crescent BDC if the Mergers are not completed on or before March 31, 2020. Upon termination of the Merger Agreement under certain specified circumstances, the Company may be required to pay Crescent BDC a termination fee of $4,281,720. The Merger Agreement also provides that each party to the Merger Agreement is entitled to specific performance in the event of any breach or to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement.

In connection with the transaction, CBDC Advisors has agreed to implement the following changes to the Crescent BDC investment advisory agreement following the closing of the Mergers: (1) reduce the base management fee from 1.50% to 1.25%, (2) waive a portion of the base management fee for the six quarters following the First Merger so that only 0.75% will be charged for such time period, (3) waive the income-based portion of the incentive fee for the six quarters following the First Merger and (4) increase the hurdle rate under the income-based portion of the incentive fee from 1.50% to 1.75% per quarter (or from 6.00% to 7.00% annualized).

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this Current Report on Form 8-K by reference. The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Voting Agreements

Simultaneously with the execution of the Merger Agreement, the Company entered into voting agreements (the “Voting Agreements”) with certain of Crescent BDC’s stockholders (the “Supporting Crescent BDC Stockholders”), which collectively are beneficial owners of approximately 70% of the currently outstanding shares of Crescent BDC’s common stock. The Voting Agreements require, among other things, that the Supporting Crescent BDC Stockholders vote all shares of Crescent BDC common stock they beneficially own in favor of (1) the adoption of the Merger Agreement and the transactions contemplated therein, including the Mergers, (2) the issuance of Crescent BDC common stock in connection with the Mergers, (3) the approval of the Crescent BDC investment advisory agreement amendment, (4) the conversion of Crescent BDC to a Maryland corporation in connection with the consummation of the Mergers and (5) the adoption of the Crescent BDC articles of incorporation in substantially the form attached to the Merger Agreement.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 7.01.	Regulation FD Disclosure.

On August 13, 2019, the Company and Crescent BDC issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1*	Agreement and Plan of Merger, dated as of August 12, 2019, by and among Crescent Capital BDC, Inc., Atlantis Acquisition Sub, Inc., Alcentra Capital Corporation and CBDC Advisors, LLC

10.1	Form of Voting Agreement, by and among Alcentra Capital Corporation and certain stockholders of Crescent Capital BDC, Inc.

99.1	Press Release, dated August 13, 2019 (furnished herewith)

*	Schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

***********

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transactions between Crescent BDC and the Company pursuant to the Merger Agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of each of Crescent BDC and the Company may not be obtained; (2) the risk that the Mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by Crescent BDC and the Company or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Crescent BDC and the Company; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact Crescent BDC’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings Crescent BDC and the Company have made with the Securities and Exchange Commission (the “SEC”), and will be contained in the materials Crescent BDC and the Company will file with the SEC in connection with the proposed transactions under the Merger Agreement, including a Crescent BDC registration statement on Form N-14 (the “Registration Statement”), which will include Crescent BDC’s and the Company’s joint proxy statement on Schedule 14A that also constitutes a prospectus of Crescent BDC (the “Joint Proxy Statement/Prospectus”).

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, neither Crescent BDC nor the Company undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving Crescent BDC and the Company, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, Crescent BDC and the Company will file relevant materials with the SEC, including the Registration Statement and Joint Proxy Statement/Prospectus. The Registration Statement and Joint Proxy Statement/Prospectus will each contain important information about Crescent BDC, the Company, the proposed transactions, the Proposals and related matters. INVESTORS AND SECURITY HOLDERS OF CRESCENT BDC AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRESCENT BDC, THE COMPANY THE PROPOSED TRANSACTIONS, THE PROPOSALS AND RELATED MATTERS. Investors and security holders will be able to obtain the Registration Statement, the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Crescent BDC and the Company, free of charge, from the SEC’s web site at www.sec.gov and from either Crescent BDC’s or the Company’s web sites at http://crescentbdc.com or at www.alcentracapital.com. Investors and security holders may also obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents filed with the SEC from Crescent BDC by contacting Crescent BDC’s Investor Relations Department at bdcir@crescentcap.com or from the Company by contacting the Company’s Investor Relations Department at investorrelationsbdc@alcentra.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Crescent BDC, the Company and their respective directors and executive officers, other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information regarding Crescent BDC’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 26, 2019. Information regarding the Company’s directors and executive officers is available in an amendment to its annual report for the year ended December 31, 2018 on Form 10-K/A (the “2018 Form 10-K/A”), filed with the SEC on April 30, 2019. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in Crescent BDC’s 2019 proxy statement and the Company’s 2018 Form 10-K/A, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and the Joint Proxy Statement/Prospectus when such documents become available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Proposals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alcentra Capital Corporation

Date: August 13, 2019	By:	/s/ Ellida McMillan
Ellida McMillan
Chief Financial Officer and Chief Operating Officer